                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        SMART Modular Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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     (2)  Aggregate number of securities to which transaction applies:
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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
            N/A
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     (4)  Proposed maximum aggregate value of transaction:
            N/A
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     (5)  Total fee paid:
            N/A
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                        SMART MODULAR TECHNOLOGIES, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 16, 1998

TO THE SHAREHOLDERS OF SMART MODULAR TECHNOLOGIES, INC.:

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders of SMART Modular Technologies, Inc., a California corporation (the "Company"), will be held on Monday, March 16, 1998 at 2:00 p.m., local time, at The Hyatt Sainte Claire, 302 South Market Street, San Jose, California 95113, for the following purposes:

          1. To elect four (4) directors to serve for the ensuing year and until their successors are duly elected and qualified or until their earlier death, resignation or removal;

          2. To approve an amendment to the Company's Amended and Restated Articles of Incorporation to increase the authorized number of shares of the Company's Common Stock by 100,000,000 shares to a total of 200,000,000 shares and the authorized number of shares of the Company's Preferred Stock by 15,000,000 shares to a total of 30,000,000 shares;

          3. To approve an increase by 6,000,000 shares in the number of shares of Common Stock authorized for issuance under the Company's 1995 Stock Plan to a total of 12,000,000 shares;

          4. To ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending October 31, 1998; and

          5. To transact such other business as may properly come before the meeting or at any and all continuation(s) or adjournment(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on January 19, 1998 are entitled to receive notice of, to attend and to vote at the meeting and at any and all continuation(s) or adjournment(s) thereof.

     All shareholders are cordially invited to attend the meeting in person. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy.

                                          FOR THE BOARD OF DIRECTORS

                                          AJAY SHAH
                                          Chairman of the Board, President and
                                          Chief Executive Officer

Fremont, California
February 20, 1998

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                        SMART MODULAR TECHNOLOGIES, INC.

                            ------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

     The enclosed Proxy is solicited on behalf of the Board of Directors of SMART Modular Technologies, Inc. (the "Company") for use at the Company's 1998 Annual Meeting of Shareholders (the "Annual Meeting") to be held Monday, March 16, 1998, at 2:00 p.m., local time, or at any and all continuation(s) or adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at The Hyatt Sainte Claire, 302 South Market Street, San Jose, California 95113. The principal executive offices of the Company are located at 4305 Cushing Parkway, Fremont, California 94538. The Company's telephone number at that location is (510) 623-1231.

     These proxy solicitation materials were mailed on or about February 20, 1998 to all shareholders entitled to vote at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

PURPOSES OF THE ANNUAL MEETING

     The purposes of the Annual Meeting are (i) to elect four (4) directors to serve for the ensuing year and until their successors are duly elected and qualified or until their earlier death, resignation or removal, (ii) to approve an amendment to the Company's Amended and Restated Articles of Incorporation to increase the authorized number of shares of the Company's Common Stock by 100,000,000 shares to a total of 200,000,000 shares, and the authorized number of shares of its Preferred Stock by 15,000,000 shares to a total of 30,000,000 shares, (iii) to approve an increase by 6,000,000 shares in the number of shares of Common Stock authorized for issuance under the Company's 1995 Stock Plan to a total of 12,000,000 shares, (iv) to ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending October 31, 1998, and (v) to transact such other business as may properly come before the meeting or at any and all continuation(s) or adjournment(s) thereof.

RECORD DATE AND SHARES OUTSTANDING

     Shareholders of record at the close of business on January 19, 1998 (the "Record Date") are entitled to notice of, and to vote at the Annual Meeting. At the Record Date, 42,603,812 shares of the Company's Common Stock were issued and outstanding. For information regarding security ownership by management and 5% shareholders, see "OTHER INFORMATION -- Security Ownership of Certain Beneficial Owners and Management." The closing price of the Company's Common Stock on the Nasdaq National Market on the Record Date was $26.625 per share.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of proxy.

VOTING AND SOLICITATION

     On all matters, each share has one (1) vote. Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted: (i) FOR the election of each of the Company's nominees as a director, (ii) FOR approval of the proposed amendment to the Company's Amended and Restated Articles of Incorporation, (iii) FOR approval of the proposed increase in the number of shares of Common Stock reserved under the Company's 1995 Stock

Plan, and (iv) FOR ratification of the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending October 31, 1998. No business other than that set forth in the accompanying Notice of Annual Meeting of Shareholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of shareholders properly arise, the persons named in the enclosed form of proxy will vote such proxy as the Board of Directors may recommend.

     The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or letter.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions or broker non-votes, the Company believes that both abstentions and broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Company further believes that neither abstentions nor broker non-votes should be counted as shares "represented and voting" with respect to a particular matter for purposes of determining the total number of Votes Cast with respect to such matter. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes in this manner. Accordingly, abstentions and broker non-votes will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 1999 Annual Meeting of Shareholders must be received by the Company no later than November 16, 1998 in order to be included in the proxy statement and form of proxy relating to that meeting.

FISCAL YEAR END

     The Company's fiscal year ends on October 31. Fiscal 1997 ended October 31, 1997 and is referred to herein as the "Last Fiscal Year."

STOCK SPLIT

     On November 20, 1997, the Company's Board of Directors approved a two-for-one stock split of the outstanding shares of Common Stock of the Company, effected in the form of a stock dividend (the "Stock Split"). The Stock Split entitled each shareholder of record as of the close of business on December 3, 1997 to receive one additional share of Common Stock for each outstanding share of Common Stock held by such shareholder. The Board of Directors approved the Stock Split to lower the market price and to increase the trading activity of the Company's Common Stock with a view to obtaining wider distribution and improved marketability of the Common Stock. Unless otherwise indicated, all share and per share amounts presented herein related to the Company's capital stock reflect the Stock Split.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

DIRECTORS

     A board of four (4) directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's four (4) nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been duly elected and qualified or until his earlier death, resignation or removal. It is not expected that any nominee will be unable or will decline to serve as a director.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

     The four (4) nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect in the election of directors under California law.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

NOMINEES FOR DIRECTOR

   NAME OF NOMINEE        AGE            POSITION WITH THE COMPANY           DIRECTOR SINCE
----------------------    ---     ---------------------------------------    --------------
Ajay Shah                 38      Chairman of the Board of Directors,          1988
                                  President and Chief Executive Officer
Mukesh Patel              39      Vice President and General Manager           1988
                                  Memory/Processor Product Line and
                                  Director
Erik Anderson(1)(2)       39      Director                                     1994
Tor R. Braham(1)(2)       40      Director                                     1995

---------------

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

     Ajay Shah co-founded the Company and has served as the Company's President and Chief Executive Officer and as a director since its inception. In July 1995, Mr. Shah became the Chairman of the Company's Board of Directors. Mr. Shah holds an M.S. degree in Engineering Management from Stanford University and a B.S. degree in Engineering with a major in Mechanical Engineering from the University of Baroda, India. Mr. Shah also serves on the Board of Directors of Krypton Isolation, Inc. ("Krypton"), a semiconductor company, and Proactive Networks, Inc., a network monitoring tool company.

     Mukesh Patel co-founded the Company and has served as the Company's Vice President and General Manager Memory/Processor Product Line since August 1995 and as a director since the Company's inception. From February 1989 until July 1995, Mr. Patel served as the Company's Vice President, Engineering. Mr. Patel holds a B.S. degree in Engineering with emphasis on digital electronics from Bombay University, India. Mr. Patel also serves on the Board of Directors of Krypton.

     Erik Anderson has served as a director of the Company since November 1994. Since January 1996, Mr. Anderson has served as Chief Executive Officer of Trillium Corp. ("Trillium"), a diversified investment company. From February 1994 until January 1996, Mr. Anderson served in various executive capacities at Trillium. Mr. Anderson has also served as a director of Trillium since February 1994. From March 1992 until January 1994, Mr. Anderson was a principal with Fraizer Management LLC, a medical technology investment company. From October 1990 until March 1992, Mr. Anderson served as the Vice President and Treasurer of Services Group of America, an investment holding company, and from February 1985 until October 1990, he served as a Vice President of Goldman Sachs & Company, an investment banking firm. Mr. Anderson holds an M.S. degree and a B.S. degree in Industrial Engineering from Stanford University and a B.A. degree in Economics from Claremont McKenna College. Mr. Anderson also serves as Chairman of the Board of Directors of Gargoyles Performance Eyewear, Inc., a manufacturer of sunglasses.

     Tor R. Braham has served as a director of the Company since July 1995. Mr. Braham has served as Managing Director, Technology Mergers and Acquisitions of UBS Securities LLC since November 1997. From 1984 until November 1997, Mr. Braham was an attorney at the law firm of Wilson Sonsini Goodrich & Rosati, Professional Corporation and was a member of the firm form 1988 to 1997. Mr. Braham holds a J.D. degree from New York University School of Law and a B.A. degree from Columbia College. Mr. Braham also serves on the Boards of Directors of OPTi Inc., a semiconductor company, and 3Dlabs Inc., Ltd., a 3D graphics processor company, as well as three private companies.

     Ajay Shah and Lata Krishnan, the Company's Vice President, Business Development and Administration and Secretary, are married to each other. There are no other family relationships among the directors and executive officers of the Company.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of seven (7) meetings during the Last Fiscal Year. No incumbent director attended less than 75% of the aggregate of all meetings of the Board of Directors and any committees of the Board on which he served, if any, during his tenure as a director. The Board of Directors has an Audit Committee and a Compensation Committee, but does not have a nominating committee or a committee performing the functions of a nominating committee.

     The Compensation Committee of the Board of Directors during the Last Fiscal Year consisted of Mr. Shah, Mr. Anderson and Mr. Braham. During the Last Fiscal Year, the Compensation Committee held one (1) meeting. The Compensation Committee reviews and makes recommendations to the Board concerning the Company's executive compensation policy.

     The Audit Committee of the Board of Directors, currently consisting of Mr. Anderson and Mr. Braham, met one (1) time during the Last Fiscal Year. The Audit Committee recommends engagement of the Company's independent auditors, and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting policies and its systems of internal accounting controls.

DIRECTOR COMPENSATION

     The Company's directors are reimbursed for their out-of-pocket travel expenses associated with their attendance at Board meetings. Non-employee directors of the Company are paid an annual retainer of $12,000 and are paid $1,000 for attending each meeting, including meetings of committees unless held on the same day as a Board meeting.

     Under the Company's 1995 Director Option Plan (the "Director Plan"), non-employee directors of the Company receive automatic grants of stock options to purchase shares of Common Stock. The Director Plan provides that each non-employee director who first becomes a non-employee director on or after November 17, 1995 shall be automatically granted an option to purchase 24,000 shares of Common Stock (the "First Option") on the date on which the person first becomes a non-employee director, unless immediately prior to becoming a non-employee director, such person was a director of the Company. Beginning November 1, 1996, each non-employee director shall be automatically granted an option to purchase 7,200 shares of Common Stock (a "Subsequent Option") on November 1 of each year provided he or she is then a non-employee director and, provided further, that on such date he or she has served on the Board of Directors for at least the preceding six months. Each First Option and each Subsequent Option has a term of ten years, and the shares subject to the option vest as to 1/36th of the shares at the end of each month after the date of grant, provided that the optionee continues to serve as a director on such dates. The exercise prices of the First Option and each Subsequent Option are 100% of the fair market value per share of the Common Stock on the date of grant of the option.

                                 PROPOSAL NO. 2

                     AMENDMENT TO THE COMPANY'S AMENDED AND
                       RESTATED ARTICLES OF INCORPORATION

     The Board of Directors has determined that it is in the best interests of the Company and its shareholders to amend the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock by 100,000,000 shares to a total of 200,000,000 shares and to increase the number of authorized shares of the Company's Preferred Stock by 15,000,000 shares to a total of 30,000,000 shares. Accordingly, the Board of Directors has unanimously approved the proposed amendment to the Company's Amended and Restated Articles of Incorporation (the "Amended Articles"), and hereby solicits the approval of the Company's shareholders of the Amended Articles.

     If the shareholders approve the Amended Articles, the Board of Directors currently intends to file the Amended Articles with the Secretary of State of the State of California as soon as practicable following such shareholder approval.

     As of the Record Date, (i) 42,603,812 shares of the Company's Common Stock were issued and outstanding, (ii) 13,365,967 shares of Common Stock were available for issuance pursuant to the Company's stock option and stock purchase plans, of which options to purchase 7,450,767 shares were outstanding, and (iii) no shares of the Company's Preferred Stock were issued or outstanding. The Board of Directors currently is authorized to fix the number of shares of any series of the Preferred Stock and to determine or alter the rights, preferences, privileges, restrictions, and designation granted to or imposed upon the Preferred Stock.

PURPOSE OF THE PROPOSED AMENDMENT

     The objective of the increase in the authorized number of shares of Common Stock by 100,000,000 shares to a total of 200,000,000 shares and the increase in the authorized number of shares of Preferred Stock by 15,000,000 shares to a total of 30,000,000 shares is to ensure that there are a sufficient number of authorized shares of the Company's capital stock available for future issuances.

     Although at present the Board of Directors has no firm plans to issue additional shares of the Company's capital stock, the Board of Directors believes that it is prudent to increase the number of authorized shares of the Company's capital stock to the proposed levels in order to provide a reserve of shares available for issuance in connection with possible future actions. Such actions may include, without limitation, the sale of stock in public or private financings, the establishment of strategic relationships with corporate partners, provision of equity incentives to employees, officers or directors, the acquisition of, or investment in, complementary businesses or products or the acquisition of rights to use complementary technologies. In addition, the Company recently effected the Stock Split. Although it has no present plans to do so, the Board of Directors believes it to be in the best interests of the Company to ensure that there are sufficient authorized shares of the Company's capital stock to allow the Board of Directors to effect a similar stock split in the future. For all of these reasons, the Board of Directors believes that the increase in the authorized number of shares of the Company's capital stock is in the best interests of the Company and its shareholders.

POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT

     If the shareholders approve the Amended Articles, the Board of Directors may cause the issuance of additional shares of Common Stock or Preferred Stock without further vote of the shareholders of the Company, except as provided under California corporate law or under the rules of the Nasdaq Stock Market, Inc. or any other national securities exchange on which shares of Common Stock of the Company may then be listed. Current holders of Common Stock have no preemptive or similar rights, which means that current shareholders do not have a prior right to purchase any new issues of capital stock of the Company in order to maintain their percentage ownership thereof. The issuance of additional shares of the Company's capital stock would decrease the proportionate equity interest of the Company's current shareholders and, depending upon the price paid for such additional shares, could result in immediate and substantial dilution to the Company's current shareholders.

     In addition, the Board of Directors could use authorized but unissued shares of Preferred Stock to create impediments to a takeover or a transfer of control of the Company. Accordingly, the increase in the number of authorized shares of the Company's capital stock may deter a future takeover attempt which holders of Common Stock may deem to be in their best interests or in which holders of Common Stock may be offered a premium for their shares over the market price.

     The Board of Directors is not currently aware of any attempt to take over or acquire the Company. Although it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized capital stock is not prompted by any specific effort or takeover threat currently perceived by management.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

     The affirmative vote of a majority of the outstanding shares of the Company's Common Stock will be required to approve the Amended Articles.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDED ARTICLES.

                                 PROPOSAL NO. 3

                        AMENDMENT OF 1995 STOCK PLAN TO
                           INCREASE AUTHORIZED SHARES

     The 1995 Stock Plan (the "Stock Plan") was adopted by the Company's Board of Directors and approved by the Company's shareholders on October 3, 1995. There are currently a total of 6,000,000 shares of Common Stock reserved for issuance under the Stock Plan. On December 19, 1997, the Board approved an amendment to the Stock Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 6,000,000 shares to a total of 12,000,000 shares. At the Annual Meeting, the shareholders are being asked to approve this increase in the number of shares of Common Stock authorized for issuance under the Stock Plan.

     As of the Record Date, options to purchase 303,389 shares of Common Stock have been exercised, options to purchase 3,660,845 shares of Common Stock at a weighted average price of $17.05 per share were outstanding and 2,035,766 shares of Common Stock remained available for future grants under the Stock Plan.

SUMMARY OF THE STOCK PLAN

     The essential features of the Stock Plan are outlined below.

     Purposes. The purposes of the Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility at the Company, to provide additional incentive to employees and consultants of the Company, and to promote the success of the Company's business.

     Administration. The Stock Plan may be administered by the Board of Directors or a committee of the Board of Directors; provided, however, that with respect to grants of options to employees who are also officers or directors of the Company, the Stock Plan shall be administered by (i) the Board of Directors if it may administer the Stock Plan in compliance with the rules governing a plan intended to qualify thereunder as a discretionary plan under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule thereto ("Rule 16b-3"), or (ii) a committee designated by the Board of Directors to administer the Stock Plan, which committee shall be constituted to comply with the rules governing a plan intended to qualify under Rule 16b-3 as a discretionary plan under Rule 16b-3 (the "Administrator"). The Stock Plan may be administered by different bodies with respect to directors, officers who are not directors, and employees who are neither officers nor directors. Presently, the Compensation Committee of the Board of Directors acts as the Stock Plan Administrator.

     The Administrator of the Stock Plan has the authority to select the persons to receive options, to fix the number of shares that each optionee may purchase, to set the terms and conditions of each option, and to determine all other matters relating to the Stock Plan.

     Stock Options. The Stock Plan permits the granting of stock options that either qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options" or "ISOs"), or do not so qualify ("Nonstatutory Stock Options" or "NSOs"). All options granted under the Stock Plan are evidenced by a stock option agreement between the Company and the optionee to whom such option is granted.

     The term of each option is fixed by the Administrator but may not exceed ten years from the date of grant, or five years from the date of grant in the case of options granted to a shareholder possessing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company.

     Option Price. The option exercise price for each share covered by an ISO may not be less than the fair market value of a share of Common Stock on the date of grant of such option. In the case of an ISO granted to a shareholder possessing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the option exercise price for each share covered by such option may not be less than 110% of the fair market value of a share of Common Stock on the date of grant of such option. The exercise price for each share covered by an NSO may be determined by the Administrator.

     Fair Market Value. The fair market value of a share of Common Stock, as determined by the Stock Plan, is the closing sales price for the stock on the market trading day as reported in the Wall Street Journal or similar publication.

     Stock Purchase Rights. The Stock Plan permits the granting of stock purchase rights to employees, including officers, and consultants of the Company ("Stock Purchase Rights" or "SPRs"). The grant is accepted by execution of a restricted stock purchase agreement in the form determined by the Administrator. In no event may the SPR be accepted more than six (6) months after the date of grant. Unless the Administrator determines otherwise, the restricted stock purchase agreement grants the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement is the original price paid by the purchaser, and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option lapses at a rate determined by the Administrator.

     Eligibility. The Stock Plan provides that Nonstatutory Stock Options and Stock Purchase Rights may be granted to employees, including officers and consultants, of the Company or any parent or subsidiary of the Company. Incentive Stock Options may be granted only to employees, including officers, of the Company or any parent or subsidiary of the Company.

     Consideration. The consideration to be paid for shares issued upon exercise of options or SPRs granted under the Stock Plan, including the method of payment, is determined by the Administrator (and, in the case of ISOs, determined at the time of grant) and may consist entirely of (i) cash, (ii) check, (iii) promissory note, (iv) shares of Common Stock which, in the case of shares acquired upon exercise of an option, have been owned by the optionee or purchaser for at least six (6) months and have a fair market value on the date of surrender equal to the aggregate exercise price of the shares being purchased, (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (vi) a reduction in the amount of any Company liability to the optionee or purchaser, (vii) any combination of the foregoing methods, or (viii) such other consideration and method of payment permitted by applicable laws.

     Termination of Relationship with the Company. Under the Stock Plan, in the event of an optionee's termination of employment or consulting relationship for any reason other than death or disability, an option may thereafter be exercised, to the extent it was exercisable at the date of such termination, for three (3) months (but in no event later than the expiration of the term of such option) unless otherwise specified in the optionee's notice of grant. If an optionee's employment or consulting relationship is terminated as a result of his or her disability or death, the optionee, or his or her personal representative or any other person who acquires such option by will or the applicable laws of descent and distribution, may, within twelve (12) months (but in no event later than the expiration of the term of such option) after the termination of employment or consultancy, exercise such option to the extent it was exercisable on the date of the termination.

     Nontransferability of Options and Stock Purchase Rights. Options and SPRs granted pursuant to the Stock Plan are nontransferable by the optionee or purchaser, other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the optionee or purchaser, only by the optionee or purchaser.

     Adjustment Upon Changes in Capitalization. In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock, an appropriate adjustment shall be made in the number of shares which have been reserved for issuance under the Stock Plan and each option and SPR outstanding thereunder and the exercise price of each outstanding option and SPR. The Stock Plan provides that in the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, each option or SPR may be assumed or an equivalent option or SPR may be substituted by a successor corporation. In the event that the successor corporation refuses to assume or substitute for the option or SPR, the optionee shall have the right to exercise the option or SPR as to all of the stock subject to the option or SPR, including shares as to which it would not otherwise be exercisable. In such case, the Administrator will notify the optionee that the option or SPR is fully exercisable for a period of fifteen (15) days from the date of such notice, after which the option or SPR will terminate. In the event of a proposed dissolution or liquidation of the Company, any unexercised options or SPRs will terminate immediately prior to the proposed action.

     Amendment and Termination. The Board may amend, alter, suspend or discontinue the Stock Plan at any time; provided, however, that no amendment, alteration, suspension or discontinuation may be made that would impair the rights of any optionee or purchaser under any option or SPR theretofore granted, without the optionee's or purchaser's consent, or that, without the approval of the shareholders, would increase the number of shares reserved for issuance under the Stock Plan, extend the duration of the Stock Plan, or change the class of persons eligible to receive options or SPRs granted under the Stock Plan.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     Options granted under the Stock Plan may be either Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or Nonstatutory Stock Options.

     An optionee who is granted an ISO will not recognize income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a sale or exchange of the shares more than two years after the grant of the ISO and one year after its exercise, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of the sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares on the date of exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company.

     Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee at the time of such disposition.

     With respect to NSOs, an optionee will not recognize income at the time an NSO is granted. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares over the exercise price. Any ordinary income recognized in connection with the exercise of an NSO by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee upon exercise of an NSO.

     Upon resale of the shares by the optionee, any difference between the sale price and the optionee's purchase price, to the extent not recognized as ordinary income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     Stock Purchase Rights generally will be taxed in the same manner as Nonstatutory Stock Options. However, restricted stock is generally purchased upon exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of
Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock ceases to be subject to a substantial risk of forfeiture. The stock generally will cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company (i.e., as it "vests"). At such times, the purchaser will recognize the ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture. However, a purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, would be equal to the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period would commence on the purchase date. The ordinary income recognized by a purchaser who is an employee will be treated as wages and will be subject to tax withholding by the Company out of the current compensation of the purchaser. If such current compensation is insufficient to pay the withholding tax, the purchaser will be required to make direct payment to the Company for the tax liability.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee or purchaser and the Company with respect to the grant and exercise of options and SPRs under the Stock Plan. It does not purport to be complete, and it does not discuss the tax consequences of the optionee's or purchaser's death or the income tax laws of any municipality, state or foreign country in which an optionee or purchaser may reside.

PLAN BENEFITS

     The Company cannot now determine the exact number of options to be granted in the future under the Stock Plan to the Named Executive Officers (as defined below), all current executive officers as a group or all employees (including executive officers) as a group. See "OTHER INFORMATION -- Option Grants in Last Fiscal Year" for the number of stock options granted to the Named Executive Officers in the Last Fiscal Year.

REQUIRED VOTE; RECOMMENDATION OF BOARD OF DIRECTORS

     The affirmative vote of a majority of the Votes Cast will be required to approve the increase in the number of shares reserved under the Stock Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE INCREASE TO THE STOCK PLAN.

                                 PROPOSAL NO. 4

                          RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Arthur Andersen LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending October 31, 1998 and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its appointment.

     Arthur Andersen LLP has acted as the Company's independent auditors since June 1995. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

     The affirmative votes of a majority of the Votes Cast is required to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending October 31, 1998.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 31, 1998.

                               OTHER INFORMATION

EXECUTIVE OFFICERS

     In addition to Messrs. Shah and Patel, the following persons were executive officers of the Company as of October 31, 1997:

               NAME             AGE                         POSITION
    --------------------------  ---   ----------------------------------------------------
    Lata Krishnan.............  36    Vice President, Business Development and
                                      Administration and Secretary
    David B. Mullin...........  44    Vice President, Finance and Chief Financial Officer
    Alan Marten...............  38    Vice President, Product Line Manager Memory Product
                                      Line

     Lata Krishnan co-founded the Company and has served as the Company's Vice President, Business Development since September 1996 and Vice President, Administration and Secretary since the Company's inception. From the Company's inception until September 1996, Ms. Krishnan served as the Company's Vice President, Finance and Chief Financial Officer. Ms. Krishnan holds a B.S. degree from the London School of Economics and is a member of the Institute of Chartered Accountants in England and Wales. Ms. Krishnan serves on the Board of Directors of Krypton.

     David B. Mullin has served as Vice President, Finance and Chief Financial Officer of the Company since September 1996. From November 1995 until September 1996, Mr. Mullin served as the Vice President Finance & Administration and Chief Financial Officer of Borland International, Inc., a software company. From September 1990 until November 1995, Mr. Mullin served in various capacities at Conner Peripherals, Inc., a disk-drive company ("Conner"), the most recent of which were Director of Corporate Financial Planning & Analysis and Chief Financial Officer of Arcada Software, Inc., a subsidiary of Conner. Mr. Mullin holds a B.A. degree from San Francisco State University and is licensed as a certified public accountant in California.

     Alan Marten joined the Company in February 1990 and has served as Vice President, Product Line Manager Memory Product Line since July 1995. From February 1990 until January 1997, Mr. Marten served as the Company's Vice President, Sales. Mr. Marten holds an M.B.A. degree from San Jose State University and a B.S. degree in Economics and Computer Science from Santa Clara University.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission and with the Nasdaq Stock Market, Inc. Such officers, directors, and 10% shareholders are also required to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) and Forms 5 and amendments thereto furnished to the Company with respect to the Last Fiscal Year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were required, the Company believes that, during the Last Fiscal Year, all Section 16(a) filing requirements applicable to the Company's officers and directors were complied with.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of January 5, 1998 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors, (iii) the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company whose aggregate cash compensation exceeded $100,000 during the fiscal years ended October 31, 1997, 1996 and 1995 (the "Named Executive Officers"), and (iv) all directors and executive officers as a group. A total of 42,560,489 shares of the Company's Common Stock was issued and outstanding as of January 5, 1998.

                                                                       SHARES BENEFICIALLY
                                                                             OWNED(1)
                                                                      ----------------------
        DIRECTORS, NAMED EXECUTIVE OFFICERS AND 5% SHAREHOLDERS         NUMBER       PERCENT
    ----------------------------------------------------------------  -----------    -------
    Ajay Shah(2)....................................................   10,626,625      24.2%
    Lata Krishnan(3)................................................   10,626,625      24.2%
    Mukesh Patel(4).................................................    6,911,975      15.9%
    Alan Marten(5)..................................................      649,200       1.5%
    David B. Mullin(6)..............................................       30,448         *
    Bayside Development Corporation(7)..............................    2,971,000       7.0%
      c/o International Service Co.
           Apartado 7440
           Panama
           Attention: Dr. Sharma
    Erik Anderson(8)................................................       54,000         *
    Tor R. Braham(9)................................................       69,000         *
    All directors and executive officers as a group (7
      persons)(10)..................................................   18,341,248      40.5%

---------------

   * Less than 1%.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of January 5, 1998 are deemed outstanding. To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each party named in the table has sole voting and investment power with respect to the shares set forth opposite such party's name. Except as otherwise indicated, the address of each of the parties in this table is as follows: c/o SMART Modular Technologies, Inc., 4305 Cushing Parkway, Fremont, California 94538.

 (2) Includes 5,665,182 shares held by Mr. Shah and 906,975 shares owned by Mr. Shah in the form of options exercisable as of January 5, 1998 or within sixty (60) days thereafter. Includes 1,707,318 shares held by Ms. Krishnan and 507,150 shares owned by Ms. Krishnan in the form of options exercisable as of January 5, 1998 or within sixty (60) days thereafter. Also includes 1,840,000 shares which are held in Krishnan-Shah Family Partners, LP, a California limited partnership, in which Mr. Shah and Ms. Krishnan are the general partners. Mr. Shah and Ms. Krishnan are married to each other.

 (3) Includes 1,707,318 shares held by Ms. Krishnan and 507,150 shares owned by Ms. Krishnan in the form of options exercisable as of January 5, 1998 or within sixty (60) days thereafter. Includes 5,665,182 shares held by Mr. Shah and 906,975 shares owned by Mr. Shah in the form of options exercisable as of January 5, 1998 or within sixty (60) days thereafter. Also includes 1,840,000 shares which are held in Krishnan-Shah Family Partners, LP, a California limited partnership, in which Mr. Shah and Ms. Krishnan are the general partners. Mr. Shah and Ms. Krishnan are married to each other.

 (4) Includes 906,975 shares owned by Mr. Patel in the form of options exercisable as of January 5, 1998 or within sixty (60) days thereafter. Also includes 1,840,000 shares which are held in Patel Family Partners, LP, a California limited partnership, in which Mr. Patel and his spouse are the general partners.

 (5) Includes 280,000 shares owned by Mr. Marten in the form of options exercisable as of January 5, 1998 or within sixty (60) days thereafter.

 (6) Includes 26,972 shares owned by Mr. Mullin in the form of options exercisable as of January 5, 1998 or within sixty (60) days thereafter.

 (7) Bayside Development Corporation is beneficially owned by Tej Kaur Sharma.

 (8) Includes 4,000 shares owned by Mr. Anderson in the form of options exercisable as of January 5, 1998 or within sixty (60) days thereafter.

 (9) Includes 60,000 shares owned by Mr. Braham in the form of immediately exercisable options, some of which, if exercised and issued, would be subject to a repurchase right of the Company that lapses over time. Also includes 4,000 shares owned by Mr. Braham in the form of options exercisable as of January 5, 1998 or within sixty (60) days thereafter.

(10) Includes 60,000 shares owned by Mr. Braham in the form of immediately exercisable options, some of which, if exercised and issued, would be subject to a repurchase right of the Company that lapses over time. Also includes 2,636,072 shares owned by the seven directors and executive officers listed above in the form of options exercisable as of January 5, 1998 or within sixty (60) days thereafter.

EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth certain information concerning compensation of the Company's Named Executive Officers during the fiscal years ended October 31, 1997, 1996 and 1995.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                                                           COMPENSATION
                                                                              AWARDS
                                                   ANNUAL COMPENSATION      SECURITIES
                                       FISCAL    -----------------------    UNDERLYING       ALL OTHER
     NAME AND PRINCIPAL POSITION        YEAR      SALARY       BONUS(1)      OPTIONS      COMPENSATION(2)
-------------------------------------  -------   --------     ----------   ------------   ---------------
Ajay Shah............................   1997     $179,450     $  560,000           --         $60,300
  Chairman of the Board of Directors,   1996      165,100        551,000           --             500
  President and Chief Executive
     Officer                            1995      161,850      2,356,495      300,000             500
Mukesh Patel.........................   1997     $147,240     $  440,000           --         $54,115
  Vice President and General Manager    1996      133,120        405,000           --             500
  Memory/Processor Product Line         1995      128,440      1,815,570      300,000             500
Lata Krishnan........................   1997     $117,475     $  187,000           --         $10,938
  Vice President, Business
     Development                        1996      105,300        206,000           --             500
  Development and Administration and
  Secretary                             1995      100,100        369,025      200,000             500
Alan Marten..........................   1997     $100,625     $  272,000       96,000         $32,908
  Vice President, Product Line          1996       91,000        220,000           --             500
  Manager Memory Product Line           1995       81,991        814,988      200,000             500
David B. Mullin......................   1997     $155,790     $  166,000       30,000         $   500
  Vice President, Finance and Chief     1996       11,984(3)          --      150,000              --
  Financial Officer                     1995           --             --           --              --

---------------

(1) Represents discretionary bonus payments determined by the Company's Board of Directors.

(2) For the Last Fiscal Year, represents payout of accumulated accrued vacation to the Named Executive Officers relating to service years prior to the Last Fiscal Year and up to $500 of matching contributions made by the Company to the Company's 401(k) Plan on behalf of the Named Executive Officers. For fiscal 1996 and fiscal 1995, represents matching contributions made by the Company to the Company's 401(k) Plan on behalf of the Named Executive Officers.

(3) In September 1996, Mr. Mullin became an employee of the Company at an annual base salary of $155,790.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information with respect to options granted in the Last Fiscal Year to the Named Executive Officers.

                                           INDIVIDUAL GRANTS                                POTENTIAL REALIZABLE
                                           -----------------                                  VALUE AT ASSUMED
                           SHARES OF          PERCENT OF                                    ANNUAL RATES OF STOCK
                          COMMON STOCK       TOTAL OPTIONS                                 PRICE APPRECIATION FOR
                           UNDERLYING         GRANTED TO         EXERCISE                      OPTION TERM(3)
                            OPTIONS          EMPLOYEES IN         PRICE       EXPIRATION   -----------------------
          NAME            GRANTED(#)(1)     FISCAL YEAR(2)        ($/SH)        DATE         5%($)        10%($)
------------------------  ------------     -----------------     --------     ---------    ---------     ---------
Ajay Shah...............         --                --                 --         --               --            --
Mukesh Patel............         --                --                 --         --               --            --
Lata Krishnan...........         --                --                 --         --               --            --
Alan Marten.............     96,000               8.0             17.125      06/01/07     1,033,896     2,620,108
David B. Mullin.........     30,000               2.5             17.125      06/01/07       323,092       818,783

---------------

(1) All options were granted under the Company's 1995 Stock Plan at an exercise price equal to the fair market value on the date of grant. All options vest as to 1/48th of the shares on the monthly anniversary date of each month after the date of grant. The options expire ten (10) years from the date of grant. The 1995 Stock Plan is currently administered by the Compensation Committee of the Board of Directors, which has broad discretion and authority to amend outstanding options and to reprice options, whether through an exchange of options or an amendment thereto.

(2) Based on 1,206,440 shares of common stock underlying options granted to employees during the Last Fiscal Year.

(3) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future common stock price.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

     The following table sets forth certain information as of October 31, 1997 concerning exercisable and unexercisable stock options held by each of the Named Executive Officers.

                                                          NUMBER OF SECURITIES
                                                               UNDERLYING               VALUE OF UNEXERCISED IN-THE-
                           SHARES                          UNEXERCISED OPTIONS             MONEY OPTIONS AT FISCAL
                          ACQUIRED                         AT FISCAL YEAR END                    YEAR END(1)
                             ON          VALUE        -----------------------------     -----------------------------
         NAME             EXERCISE      REALIZED      EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----------------------    --------     ----------     -----------     -------------     -----------     -------------
Ajay Shah.............         --              --       900,000               --        $21,880,500               --
Mukesh Patel..........         --              --       900,000               --         21,880,500               --
Lata Krishnan.........         --              --       500,000               --         12,101,499               --
Alan Marten...........     40,000      $  662,425       369,998           86,002          8,729,683      $   666,515
David B. Mullin.......     37,500       1,091,095         6,248          136,252             78,490        2,108,695

---------------

(1) The value of an "in-the-money" stock option represents the difference between the aggregate estimated fair market value of the underlying securities, based on the closing price of $24.875 per share of the Company's Common Stock on The Nasdaq National Market on October 31, 1997 and the aggregate exercise price of the subject stock option.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors was formed in July 1995. Currently the Compensation Committee consists of Erik Anderson and Tor Braham. No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee. Wilson Sonsini Goodrich & Rosati, Professional Corporation, of which Mr. Braham was a member during the Last Fiscal Year, was retained by the Company during the Last Fiscal Year.

CERTAIN TRANSACTIONS

     In July 1994, the Company paid $30,000 for a warrant to purchase 2,000,000 shares of Series A Preferred Stock of Krypton Isolation, Inc. ("Krypton") at $0.05 per warrant share (for an aggregate of $100,000). The warrant is exercisable, in whole or in part, at any time through the earlier of 48 months from its July 1994 issuance date, a sale of substantially all the assets of Krypton, a merger of Krypton, or the effective date of a registration statement in connection with Krypton's public offering. Ajay Shah (the Company's Chairman of the Board of Directors, President and Chief Executive Officer), Mukesh Patel (the Company's Vice President and General Manager Memory/Processor Product Line and a Director) and Lata Krishnan (the Company's Vice President, Business Development and Administration and Secretary) concurrently purchased 400,000, 400,000 and 200,000 shares, respectively, of Krypton's Common Stock, representing at that time an aggregate 42.8% interest in Krypton. Mr. Shah, Mr. Patel and Ms. Krishnan are members of Krypton's Board of Directors.

     Krypton and the Company, Mr. Shah, Mr. Patel, Ms. Krishnan and certain other of Krypton's shareholders (the "Holders") are parties to a Holders' Agreement. Under the Holders' Agreement, the

Holders are entitled to periodic information about Krypton and have certain registration rights and rights of first refusal. The Company also was granted certain voting rights under this agreement.

     In July 1994, the Company entered into a License and Supply Agreement with Krypton, whereby Krypton agreed to supply 100% of certain of Krypton's product required by the Company. In addition, Krypton granted to the Company certain license and trademark rights with respect to the use and modification of said product. In exchange, the Company provided research and development funding to Krypton in an aggregate amount of $750,000. The license portion of this agreement has no expiration date. All other provisions of this agreement shall continue in effect for a period of 15 years.

     In January 1996, the Company and Krypton entered into an agreement whereby the Company paid an additional $80,000 for a warrant to purchase 2,000,000 shares of Krypton's Series B Preferred Stock at $0.15 per warrant share (for an aggregate of $300,000). The Company has the right to exercise the warrant, in whole or in part, at any time through the earlier of 48 months from its January 1996 issuance date, a sale of substantially all the assets of Krypton, a merger of Krypton, or the effective date of a registration statement in connection with Krypton's public offering. Krishnan-Shah Family Partners, LP, a California limited partnership with Mr. Shah and Ms. Krishnan as general partners, and Patel Family Partners, LP, a California limited partnership with Mr. Patel and his spouse as general partners, concurrently purchased an additional 600,000 and 400,000 shares, respectively, of Krypton's Common Stock for an aggregate purchase price of $150,000.

     In January 1996, the Company and Krypton also entered into a new License and Supply Agreement similar to that described above but covering different intellectual property. In exchange, the Company provided research and development funding to Krypton in an aggregate amount of $500,000. The license portion of the agreement has no expiration date. All other provisions of the agreement will continue in effect for a period of 15 years.

     In April 1996, Krishnan-Shah Family Partners, LP (a California limited partnership with Mr. Shah and Ms. Krishnan as general partners), Patel Family Partners, LP (a California limited partnership with Mr. Patel and his spouse as general partners) and Tor R. Braham (one of the Company's directors) purchased 65,000, 37,000 and 38,000 shares, respectively, of Krypton's Common Stock from other shareholders of Krypton. At October 31, 1997, Mr. Shah, Ms. Krishnan, Mr. Patel and Mr. Braham's (or their respective limited partnerships') aggregate interest in the outstanding shares of Krypton was 50.4%.

     During the Last Fiscal Year, the Company paid approximately $235,500 to Krypton for Krypton products. At October 31, 1996, Krypton owed the Company approximately $7,600 on a note that bears interest at 10% per annum and is payable in full by April 1998.

     On June 30, 1995, pursuant to a stock purchase right granted under the Company's 1989 Incentive Stock Plan, the Company sold 100,000 shares of Common Stock to Erik Anderson (one of the Company's directors) in consideration of Mr. Anderson's execution of a full recourse promissory note secured by said 100,000 shares of Common Stock. The note bears interest at 6.27% compounded semi-annually and is due in full on June 30, 1998. As of October 31, 1997, approximately $107,200 was outstanding under the note. Portions of this stock are subject to repurchase by the Company, at the original purchase price per share, upon Mr. Anderson's cessation of service prior to vesting of such shares. The shares vest as to 1/36th of the shares at the end of each month after the date of purchase, provided that Mr. Anderson continues to serve as a director on such dates.

     On November 15, 1993, John Chess (the Company's former Vice President, General Manager Data Communications Product Line) borrowed $146,250 from the Company. The debt arose from the issuance and sale of shares of the Common Stock of Apex Data, Inc. to Mr. Chess prior to the Company's acquisition of Apex Data, Inc. The loan, which is unsecured, bears interest at a rate of 6.5% per annum, and is payable in annual interest-only installments through November 15, 1998, when the principal balance is due in full. As of October 31, 1997, Mr. Chess owed the Company approximately $71,500 under this loan.

     The Company has entered into indemnification agreements with its executive officers, directors and certain significant employees. The Company's indemnification agreements will require the Company, among other things, to indemnify such persons against certain liabilities that may arise by reason of their status or service as directors, executive officers or significant employees and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

     At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of the Company in which indemnification would be required or permitted. The Company is not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

     The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. Any future transactions, including loans, between the Company and any of its officers, directors, affiliates and principal shareholders will be on terms no less favorable to the Company than can be obtained from unaffiliated third parties. Any such transactions will be subject to approval of a majority of the Board of Directors, including a majority of the independent, disinterested directors.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company as well as the compensation plans and specific compensation levels for executive officers. It also administers the Company's employee stock benefit plan for executive officers. The Compensation Committee is currently composed of independent, non-employee directors who, except as disclosed under "OTHER INFORMATION -- Compensation Committee Interlocks and Insider Participation," have no interlocking relationships as defined by the Securities and Exchange Commission.

     The Compensation Committee believes that the compensation of the executive officers, including that of the Chief Executive Officer (collectively the "Executive Officers"), should be influenced by the Company's performance. The Committee establishes the salaries and bonuses of all of the Executive Officers by considering (i) the Company's financial performance for the past year, (ii) the achievement of certain objectives related to the particular Executive Officer's area of responsibility, (iii) the salaries and bonuses of executive officers in similar positions of comparably-sized companies and (iv) the relationship between revenue and executive officer compensation. The Committee believes that the Company's executive officer salaries and bonuses in the Last Fiscal Year were comparable in the industry for similarly-sized businesses.

     In addition to salary and bonus, the Committee, from time to time, grants options to Executive Officers. The Committee thus views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company's stock price, the Committee believes that options motivate Executive Officers to manage the Company in a manner which will also benefit shareholders. As such, options are granted at the current market price. And one of the principal factors considered in granting options to an Executive Officer is the Executive Officer's ability to influence the Company's long-term growth and profitability.

                                          Compensation Committee of the Board of
                                          Directors

                                          Erik Anderson
                                          Tor R. Braham

                               PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total shareholder return, calculated on a dividend reinvested basis, from the effective date of the initial public offering of the Company's Common Stock (November 17, 1995) through the end of the Last Fiscal Year (October 31, 1997) for the Company, the Nasdaq Stock Market -- U.S. Index (the "Nasdaq Index") and the Nasdaq Electronic Components Index (the "Electronic Index"). The graph assumes that $100 was invested in the Company's Common Stock on November 17, 1995 and in the Nasdaq Index and the Electronic Index on October 31, 1995. Note that historic stock price performance is not necessarily indicative of future stock price performance.

                COMPARISON OF 23 MONTH CUMULATIVE TOTAL RETURN*
            AMONG SMART MODULAR TECHNOLOGIES, INC., THE NASDAQ STOCK
           MARKET-US INDEX AND THE NASDAQ ELECTRONIC COMPONENTS INDEX

                                      LOGO

                          SMART MODULAR
 MEASUREMENT PERIOD       TECHNOLOGIES,      NASDAQ STOCK     NASDAQ ELECTRONIC
(FISCAL YEAR COVERED)          INC.           MARKET-US          COMPONENTS
---------------------     --------------     ------------     -----------------
   11/17/95                  100               100               100
   10/31/96                  169               118               122
   10/31/97                  415               155               167

---------------

* $100 INVESTED ON 11/17/95 IN STOCK OR ON 10/31/95 IN INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING OCTOBER 31.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

     It is important that your shares be represented at the Annual Meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope which has been enclosed, at your earliest convenience.

                                          FOR THE BOARD OF DIRECTORS

                                          AJAY SHAH
                                          Chairman of the Board of Directors,
                                          President and Chief Executive Officer

Dated: February 20, 1998

                        SMART MODULAR TECHNOLOGIES, INC.
                  PROXY FOR 1998 ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


        The undersigned shareholder of SMART MODULAR TECHNOLOGIES, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated February 20, 1998, and hereby appoints Ajay Shah and David Mullin, and each of them, proxies and attorneys-in-fact, with full power to each of substitution and resubstitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Shareholders of SMART MODULAR TECHNOLOGIES, INC. to be held on Monday, March 16, 1998, at 2:00 p.m., local time, at The Hyatt Sainte Claire, 302 South Market Street, San Jose, California 95113, and at any and all continuation(s) or adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

        Both of such attorneys or substitutes as shall be present and shall act at said meeting or any and all continuation(s) or adjournment(s) thereof (or if only one shall be present and acting, then that one) and shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

        THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION, FOR THE APPROVAL OF THE INCREASE IN THE SHARES RESERVED UNDER THE COMPANY'S 1995 STOCK PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING OCTOBER 31, 1998, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


                             CONTINUED AND TO BE SIGNED ON REVERSE SIDE








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


1.   ELECTION OF DIRECTORS:


                            ----------------------------------------------------
               WITHHOLD     Nominees:  Ajay Shah; Mukesh Patel; Erik Anderson,
     FOR       AUTHORITY               Tor. R. Braham

     [ ]          [ ]       For all nominees except as noted above

2. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK FROM 100,000,000 SHARES TO 200,000,000 SHARES AND TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY'S PREFERRED STOCK FROM 15,000,000 SHARES TO 30,000,000 SHARES.


                  FOR            AGAINST             ABSTAIN
                  [ ]              [ ]                 [ ]


3. PROPOSAL TO APPROVE AN INCREASE FROM 6,000,000 SHARES TO 12,000,000 SHARES IN THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE COMPANY'S 1995 STOCK PLAN.


                  FOR            AGAINST             ABSTAIN
                  [ ]              [ ]                 [ ]

4. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING OCTOBER 31, 1998.


                  FOR            AGAINST             ABSTAIN
                  [ ]              [ ]                 [ ]


In their discretion, the proxies are authorized to vote upon such other matter or matters which may properly come before the meeting or any and all continuation(s) or adjournment(s) thereof.


Signature: __________________________________        Date: _____________________


Signature: __________________________________        Date: _____________________

THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON, AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.

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